                                FIRST AMENDMENT


         FIRST AMENDMENT (this "Amendment"), dated as of March 4, 1999, among CAPSTAR BROADCASTING CORPORATION., a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC, a Delaware corporation, ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, NATIONSBANC MONTGOMERY SECURITIES LLC, as Syndication Agent, SALOMON BROTHERS HOLDING COMPANY INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agents, and BANKERS TRUST COMPANY, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                             W I T N E S S E T H :

         WHEREAS, Parent, Holdings, the Borrower, the Banks and the Administrative Agent have entered into a Credit Agreement, dated as of May 29, 1998 (the "Credit Agreement");

         WHEREAS, Osborn Entertainment Enterprises Corporation ("Osborn"), an indirect subsidiary of the Borrower, is the exclusive Muzak franchisee under two license agreements with Muzak Limited Partnership ("MLP"), and desires to Dividend the two Muzak franchises to Parent;

         WHEREAS, Borrower and TBC Radio Acquisition Corp. ("TBC"), a subsidiary of Borrower, have entered into a merger agreement with Triathlon Broadcasting Company ("Triathlon");

         WHEREAS, Triathlon Broadcasting of Omaha, Inc. ("Triathlon Omaha"), a subsidiary of Triathlon, owns a Muzak franchise (the "Triathlon Franchise and, together with the Muzak franchises currently owned by Osborn, the "Muzak Franchises"), and upon consummation of the merger of TBC and Triathlon, Parent desires to cause Triathlon Omaha to Dividend the Triathlon Franchise to Parent;

         WHEREAS, Parent desires to contribute the Muzak Franchises and the assets and certain liabilities related thereto (the "Muzak Assets"), in one or more contributions, to ACN Holdings, LLC ("ACN Holdings") in exchange for an approximately 20%-25% membership interest in ACN Holdings;

         WHEREAS, pursuant to the Pledge Agreement, the Parent will pledge its membership interest in ACN Holdings;

         WHEREAS, in connection with this request, the parties hereto wish to amend certain provisions in the Credit Agreement, in each case as provided herein;

         NOW, THEREFORE, it is agreed;

A.       AMENDMENTS TO THE CREDIT AGREEMENT

         1. Section 9.02(vii) of the Credit Agreement is hereby amended by inserting "(A)" after the word "may" and by inserting at the end thereof the following new clause (B):

                  "or (B) transfer Muzak Assets to Holdings and Holdings may transfer Muzak Assets to Parent, provided, that such transfer of Muzak Assets to Parent is for the purpose of making investments as permitted by Subsection 9.05(xx) of the Credit Agreement".

         2. Section 9.03(xi) of the Credit Agreement is hereby amended by inserting "(A)" after the word "may" and by inserting at the end thereof the following new clause (B):

                  "or (B) pay non-cash Dividends of Muzak Assets to Holdings and Holdings may pay non-cash Dividends of Muzak Assets to Parent, for the purpose of making investments as permitted by Subsection 9.05(xx) of the Credit Agreement".

         3. Section 9.05(xx) of the Credit Agreement is hereby amended by inserting "(A)" after the word "may" and by inserting at the end thereof the following new clause (B):

                  "or (B) make investments in ACN Holdings through non-cash contributions of Muzak Assets."

         4. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions of "ACN Holdings" and "Muzak Assets" in the appropriate alphabetical order:

                  "ACN Holdings" shall mean ACN Holdings, LLC, a Delaware limited liability company.

                  "Muzak Assets" shall mean (i) the Parent's direct or indirect ownership of two Muzak franchises under two license agreements which provide programmed music in Atlanta, Macon and Albany, Georgia and Ft. Myers, Florida, (ii) upon the consummation of a merger of TBC Radio Acquisitions Corp. and Triathlon Broadcasting Company, the Parent's direct or indirect ownership of a Muzak franchise located in Omaha, Nebraska, and (iii) the assets and certain liabilities associated with the license agreements and franchises identified in clauses (i) and (ii) above.

B.       MISCELLANEOUS PROVISIONS

         1. In order to induce the Administrative Agent and the Banks to enter into this Amendment, each of Parent, Holdings and the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the First Amendment Effective Date, in each case both before and after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other Credit Document.

         3.       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Parent, Holdings, the Borrower, the Required Banks and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         5. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                      CAPSTAR BROADCASTING CORPORATION



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      CAPSTAR BROADCASTING PARTNERS, INC.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      CAPSTAR RADIO BROADCASTING PARTNERS,
                                      INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      BANKERS TRUST COMPANY, Individually and as
                                      Administrative Agent

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                  SALOMON BROTHERS HOLDING COMPANY
                                  INCORPORATED, Individually and as
                                  Documentation Agent



                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                  Individually and as Documentation Agent



                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------


                                  NATIONSBANK, N.A., Individually



                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------


                                  BANKBOSTON, N.A.



                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                                  CYPRESSTREE SENIOR FLOATING RATE FUND

                                  By: CypressTree Investment Management
                                      Company, Inc. Its Managing Member



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                  COMPANY, INC.,

                                  As: Attorney-in-Fact and on Behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CITICORP U.S.A., Individually and as
                                  Documentation Agent



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESS TREE INVESTMENT MANAGEMENT
                                  COMPANY, INC.

                                  As: Attorney-in-Fact and on Behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  KZH CYPRESSTREE-1 LLC



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FLOATING RATE PORTFOLIO

                                  By: INVESCO Senior Secured Management, Inc.,
                                      as Attorney-in-Fact



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  KZH ING-2 LLC



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KZH SOLEIL-2 LLC



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE
                                  COMPANY



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FREMONT FINANCIAL CORPORATION



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  TRAVELERS INSURANCE COMPANY



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BAYERISCHE HYPO- UND VEREINSBANK, AG



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                      COMPAGNIE FINANCIERE DE CIC ET DE
                                      L'UNION EUROPEENNE



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      GENERAL ELECTRIC CAPITAL CORPORATION



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      IMPERIAL BANK



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      ROYAL BANK OF CANADA



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                      SOUTHERN PACIFIC BANK



                                      By:
                                         ----------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                                       SUMMIT BANK



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PRIME INCOME TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       OCTAGON LOAN TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       THE INDUSTRIAL BANK OF JAPAN, LTD



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE SAKURA BANK LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANCO ESPIRITO SANTO E COMERCIAL DE
                                       LOSBOA, NASSAU BRANCH



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BEAR STEARNS INVESTMENT PRODUCT, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CANADIAN IMPERIAL BANK OF COMMERCE



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   CHASE SECURITIES, INC. As Agent for The Chase Manhattan Bank



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CONTINENTAL ASSURANCE COMPANY
                                   SEPARATE ACCOUNT [E]

                                   By: TCW Asset Management Company as
                                       Attorney-in-Fact



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   KZH CRESCENT-3 LLC



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                       EATON VANCE SENIOR INCOME TRUST

                                       By: Eaton Vance Management as Investment
                                           Advisor



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       MORGAN STANLEY SENIOR FUNDING, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       MOUNTAIN CLO TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NATEXIS BANQUE BFCE



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    TCW LEVERAGED INCOME TRUST II, L.P.

                                    By: TCW Advisors (Bermuda), Ltd., as General
                                        Partner



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    TCW LEVERAGED INCOME TRUST II, L.P.,

                                    By: TCW Investment Management Company, as
                                        Investment Advisor



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    VAN KAMPEN SENIOR INCOME TRUST



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    WELLS FARGO BANK, NA



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                       FIRST ALLIANCE FINANCIAL LIFE INSURANCE
                                       COMPANY



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       KZH STERLING LLC



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       KZH RIVERSIDE LLC



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CREDIT LYONNAIS NEW YORK BRANCH



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DRESDNER BANK AG



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NATIONAL CITY BANK, CLEVELAND



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RABOBANK NEDERLAND



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NATIONAL WESTMINSTER BANK PLC



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RIGGS BANK, N.A.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   ARCHIMEDES FUNDING II, LTD.

                                   By: ING Capital Advisors, Inc., as Collateral
                                       Manager



                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   ING HIGH INCOME PRINCIPAL PRESERVATION
                                   FUND HOLDINGS, LDC

                                   By: ING Capital Advisors, Inc., as Investment
                                       Advisor



                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   BANK OF MONTREAL



                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   CAPTIVA III FINANCE, LTD.



                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                       DELANO COMPANY



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       ROYALTON COMPANY LTD. (PIMCO)



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CERES FINANCE LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       STANFIELD AERIES FINANCE LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIOS- I LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       OXFORD STRATEGIC INCOME FUND



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research as
                                           Investment Advisor



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FIRST DOMINION FUNDING I



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FRANKLIN FLOAT RATE TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ML CLO XII PILGRIM AMERICA (CAYMAN)
                                       LTD.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PILGRIM AMERICA PRIME RATE TRUST



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PACIFICA PARTNERS I, L.P.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PAM CAPITAL FUNDING L.P.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       TORONTO DOMINION (TEXAS), INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    FIRST UNION NATIONAL BANK



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AERIES FINANCE LTD.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CERES FINANCE LTD.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    TRAVELERS CORPORATE LOAN FUND, INC.

                                    By: Travelers Asset Management International
                                        Corporation



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ATHENA CDO, LTD.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CYPRESSTREE INVESTMENT PARTNERS II,
                                    LTD.

                                    By: CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CYPRESSTREE INVESTMENT FUND, LLC

                                    By: CypressTree Investment Management
                                        Company, Inc., its Managing Member



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                       CYPRESSTREE INSTITUTIONAL FUND, LLC

                                       By: CypressTree Investment Management
                                           Company, Inc., its Managing Member



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CYPRESSTREE INVESTMENT PARTNERS I,
                                       LTD.

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       CYPRESSTREE SENIOR FLOATING RATE FUND

                                       By: CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                 CYPRESSTREE INVESTMENT MANAGEMENT
                                 COMPANY, INC.

                                 As: Attorney-in-Fact and on Behalf of First
                                     Allmerica Financial Life Insurance Company, as Portfolio Manager



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                  KZH CYPRESSTREE-1 LLC



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                  NORTH AMERICAN SENIOR FLOATING RATE
                                  FUND

                                  By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                  PARIBAS



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------